UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin	53217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 25, 2005, we issued a press release announcing that we had successfully priced our offering of €300 million senior notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company is also providing additional information regarding its share repurchase program. From April 27, 2005 through May 23, 2005, the Company repurchased 1,964,900 shares of its common stock for $76.9 million under the program.

Item 9.01 Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWER INC.

Dated: May 31, 2005	By:	/s/ Michael J. Van Handel
Michael J. Van Handel
Executive Vice President, Chief Financial
Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 25, 2005